                            THE BENDER GROWTH FUND

                 SUPPLEMENT DATED MARCH 16, 1998 TO PROSPECTUS
                            DATED DECEMBER 5, 1996

  On page eleven, under "Purchase of Shares," the third paragraph is amended to read as follows:

  The minimum initial investment in Class C Shares for all current shareholders of the Fund and other clients of the investment adviser is $500. The minimum initial investment for all other investors in Class C shares is $2,500 ($1,000 for IRA accounts) and subsequent investments must be at least $100. The minimum initial investment for Class Y shares is $25,000 and subsequent investments must be at least $10,000.

  On page six, after the section "Other Information," the following section is inserted:

                             FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

  The following information has been audited by Deloitte & Touche LLP, independent accountants, whose unqualified report covering the period from December 10, 1996 (the inception date of the Fund) through March 31, 1997 (the end of its first fiscal year) is included in the statement of additional information. This information should be read in conjunction with the financial statements and accompanying notes which are also included in the statement of additional information.

                    INCOME FROM
               INVESTMENT ACTIVITIES                                                                    RATIO OF NET
               ----------------------                                                      RATIO OF      INVESTMENT
                              NET      NET                         RATIO OF  RATIO OF      EXPENSES      INCOME TO
                           REALIZED   ASSET                        EXPENSES    NET        TO AVERAGE      AVERAGE
     NET ASSET                AND     VALUE                           TO    INVESTMENT    NET ASSETS     NET ASSETS
       VALUE      NET     UNREALIZED   END              NET ASSETS AVERAGE  INCOME TO     (EXCLUDING     (EXCLUDING    AVERAGE
     BEGINNING INVESTMENT   LOSS ON     OF   TOTAL        END OF     NET     AVERAGE     WAIVERS AND    WAIVERS AND   COMMISSION
     OF PERIOD   INCOME   INVESTMENTS PERIOD RETURN       PERIOD    ASSETS  NET ASSETS  CONTRIBUTIONS) CONTRIBUTIONS)  RATE(A)
     --------- ---------- ----------- ------ ------     ---------- -------- ----------  -------------- -------------- ----------
Bender Growth Fund
------------------
Y Class
For the period December 10, 1996 thru March 31, 1997:
      $10.00     (0.044)    (1.696)   $8.26  (17.4)%**  $  937,321   2.75%*   (2.16)%*       7.88%*        (7.29)%*    $0.0893
C Class
For the period December 10, 1996 thru March 31, 1997:
      $10.00     (0.059)    (1.701)   $8.24  (17.6)%**  $2,639,635   3.50%*   (2.88)%*       8.70%*        (8.08)%*    $0.0893

----
The turnover rate for the Class Y Shares was 3% and the turnover rate for the Class C Shares was 3%.
(A) Average commission rate paid per share for the security purchases and sales made during the period.
 *  Annualized
**  Return is for the period indicated and has not been annualized.